THIS DOCUMENT IS A COPY OF THE FIRST AMENDMENT TO THE 135 NATIONAL BUSINESS PARKWAY LEASE, DATED DECEMBER 23, 1998, FILED ON MARCH 31, 2000, PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION

FIRST AMENDMENT TO AGREEMENT OF LEASE
(Credit Management Solutions, Inc. — 135 NBP)

     THIS FIRST AMENDMENT TO AGREEMENT OF LEASE (this “Amendment”) made this 23rd day of December, 1998, and is effective as of November 16, 1998, between CORPORATE OFFICE MANAGEMENT, INC., as Agent for NBP 135, LLC (“Landlord”) and CREDIT MANAGEMENT SOLUTIONS, INC., a Delaware corporation ( “Tenant”).

W I T N E S S E T H:

     WHEREAS, by virtue of Agreement of Lease dated April 27, 1998 (the “Lease”) between Landlord and Tenant, Tenant leases from Landlord and Landlord rents to Tenant that certain Premises within improvements thereon containing the agreed upon equivalent of 70,982 square feet of rentable area (the “Premises”) situated on the first, second and third floors of Landlord’s building having an address of 135 National Business Parkway, Annapolis Junction, Maryland 20701 (the “Building”) and referred to as Suites 100, 200 and 300, all as more particularly described in the Lease; and

     WHEREAS, the parties acknowledge and agree that the Commencement Date under the Lease is November 16, 1998; and

     WHEREAS, Landlord and Tenant have determined the amount of Base Rent to be abated and have agreed to amend the schedule of Base Rent accordingly as more particularly set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby modify and amend the Lease as follows:

1. Effective Date. The Effective Date of this Amendment is November 16, 1998.

2. Confirmation of Commencement Date. The parties and acknowledge and agree that the Commencement Date of the Lease is November 16, 1998.

3. Base Rent.

A.	The schedule set forth in Section 5.1 of the Lease shall be deleted in its entirety and the following shall be inserted in lieu thereof:

Rental Year	Annual Base Rent (as computed on an annualized basis)	Monthly Installment of Annual Base Rent
11/16/98-1/15/99	$377,676.00	$31,473.00
1/16/99-11/30/99	$1,277,676.00	$106,473.00
12/1/99-11/30/00	$1,305,359.04	$108,779.92
12/1/00-11/30/01	$1,333,751.76	$111,145.98
12/1/01-11/30/02	$1,363,564.20	$113,630.35
12/1/02-11/30/03	$1,393,376.64	$116,114.72
12/1/03-11/30/04	$1,424,608.80	$118,717.40
12/1/04-11/30/05	$1,456,550.64	$121,379.22
12/1/05-11/30/06	$1,489,912.20	$124,159.35
12/1/06-11/30/07	$1,523,983.56	$126,998.63
12/1/07-11/30/08	$1,558,764.72	$129,897.06

     Within ten (10) days after receipt of a written invoice from Landlord, Tenant shall pay Landlord all accrued, but unpaid amounts of Base Rent due resulting from the revised Base Rent schedule set forth above.

A. The last paragraph of Section 5.1 is hereby deleted in its entirety.

4. First Amendment of Lease. All other terms, covenants and conditions of the Lease remain the same and continue in full force and effect, and shall be deemed unchanged, except as such terms, covenants and conditions of the Lease have been amended or modified by this First Amendment to Agreement of Lease, and this First Amendment to Agreement of Lease shall, by this reference, constitute a part of the Lease.

     IN WITNESS WHEREOF, the parties hereby have executed this First Amendment to Agreement of Lease under their respective seals as of the day and year first above written.

WITNESS:	LANDLORD: CORPORATE OFFICE MANAGEMENT, INC. Agent for Owner

_____________________________	By: /s/ Roger A. Waesche, Jr. (SEAL) Roger A. Waesche, Jr., Senior Vice President

WITNESS OR ATTEST:	TENANT: CREDIT MANAGEMENT SOLUTIONS, INC.

_____________________________	By: /s/ Robert Vollono (SEAL) Name: Robert Vollono Title: SVP and CFO

STATE OF MARYLAND,______________________, TO WIT:

     I HEREBY CERTIFY, that on this day of ,1998, before me, the undersigned Notary Public of said State, personally appeared Roger A. Waesche, Jr., who acknowledged himself to be the Senior Vice President of CORPORATE OFFICE MANAGEMENT, INC., a Maryland corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same on behalf of said corporation for the purposes therein contained as the duly authorized Senior Vice President of said corporation by signing the name of the corporation by himself as such Senior Vice President.

     WITNESS my hand and Notarial Seal.

Notary Public

My Commission Expires:

STATE OF MARYLAND, TO WIT:

     I HEREBY CERTIFY, that on this 23 day of December, 1998, before me, the undersigned Notary Public of said State, personally appeared Robert Vollono, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged him/herself to be the Sr. President of CREDIT MANAGEMENT SOLUTIONS, INC., a Delaware corporation, and that he/she, as such Sr. President, being authorized so to do, executed the foregoing instrument on behalf of said Corporation by him/herself as such Sr. President.

     WITNESS my hand and Notarial Seal.

Notary Public /s/

My Commission Expires: February 8, 2000